UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012

MRV COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-11174 (Commission file number)	06-1340090 (I.R.S. employer identification number)

20415 Nordhoff Street, Chatsworth, CA  91311

(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code: (818) 773-0900

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)   As previously announced, the Board of Directors (the “Board”) of MRV Communications, Inc. (the “Company”) elected Glenn Tongue as a director to the Board in February 2012. On June 6, 2012, the Board held a meeting and appointed Mr. Tongue to join the Audit Committee. The Board has determined that Mr. Tongue is independent and qualified to be a member of the Audit Committee pursuant to the rules and regulations of the Securities and Exchange Commission, Nasdaq and the Company’s Audit Committee charter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 8, 2012

MRV COMMUNICATIONS, INC.

By:	/s/ Jennifer Hankes Painter
Jennifer Hankes Painter
VP, General Counsel and Secretary